UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 25, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 25, 2007, Wachovia Corporation (“Wachovia”) issued two series of debt securities under its A$10,000,000,000, Australian Debt Issuance Programme, commenced as of May 2, 2007 (the “AMTN Programme”). The AMTN Programme provides for Wachovia and Wachovia Bank, National Association (“WBNA”) to issue, from time to time, senior or subordinated debt securities. Debt securities issued by Wachovia under the AMTN Programme (i) are issued pursuant to Regulation S under the Securities Act of 1933, as amended, (ii) are not registered under the Securities Act, (iii) may not be offered or sold in the United States or to a U.S. person without registration under, or an applicable exemption from the registration requirements of, the Securities Act, and (iv) are to be issued in amounts not exceeding A$10 billion. Attached as Exhibit (99)(a) is the Dealer Agreement for the AMTN Programme, and attached as Exhibit (99)(b) is the Note Deed Poll for the AMTN Programme, each of which is incorporated by reference into this Item 8.01.

The two series of debt securities issued by Wachovia under the AMTN Programme on May 25, 2007 are (a) A$150,000,000 6.75% Notes due May 25, 2012, and (b) A$900,000,000 Floating Rate Notes due May 25, 2012. Attached as Exhibit (99)(c) and (99)(d) are supplements for each of the two series of debt securities referred to in the preceding sentence, respectively, each of which is incorporated by reference into this Item 8.01. On May 25, 2007 WBNA also issued (a) A$200,000,000 6.75% Subordinated Notes due May 25, 2012, and (b) A$200,000,000 Subordinated Floating Rate Notes due May 25, 2012 under the AMTN Programme. Following the debt securities issuances referred to herein, Wachovia and WBNA have available for issuance approximately A$8,550,000,000 billion under the AMTN Programme.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(99)(a)	Dealer Agreement, dated as of May 2, 2007, by and among Wachovia, WBNA, and the dealers referenced therein.

(99)(b)	Note Deed Poll, dated as of May 2, 2007, by Wachovia and WBNA.

(99)(c)	Supplement dated May 23, 2007 for Wachovia’s A$150,000,000 6.75% Notes due May 25, 2012.

(99)(d)	Supplement dated May 23, 2007 for Wachovia’s A$900,000,000 Floating Rate Notes due May 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: May 25, 2007	By:	/s/ Ross E. Jeffries, Jr
	Name:	Ross E. Jeffries, Jr
	Title:	Senior Vice President

Exhibit Index

Exhibit No.	Description

(99)(a)	Dealer Agreement, dated as of May 2, 2007, by and among Wachovia, WBNA, and the dealers referenced therein.

(99)(b)	Note Deed Poll, dated as of May 2, 2007, by Wachovia and WBNA.

(99)(c)	Supplement for Wachovia’s A$150,000,000 6.75% Notes due May 25, 2012.

(99)(d)	Supplement for Wachovia’s A$900,000,000 Floating Rate Notes due May 25, 2012.